EXHIBIT 99.1
Datto Announces Fourth Quarter and Full Year 2021 Financial Results
Fourth quarter subscription revenue grew 19 percent year-over-year to $153.2 million
ARR grew 21 percent year-over-year to $658.4 million
Norwalk, CT – February 23, 2022—Datto Holding Corp. (Datto) (NYSE: MSP), the leading global provider of security and cloud-based software solutions purpose-built for Managed Service Providers (MSPs), today announced its financial results for the fourth quarter and full year ended December 31, 2021.
“We finished 2021 on a strong note with another quarter of accelerating growth” said Tim Weller, Datto’s Chief Executive Officer. “The fourth quarter capped an exceptional year for Datto and our MSP partners. We exceeded all of our targets in our first full year as a public company and launched several new, highly differentiated products that help our MSP partners better secure digital assets on behalf of their SMB clients. MSPs now find themselves squarely in the security business, and Datto is right there with them. We further solidified Datto’s leading position in security solutions with the early 2022 acquisition of cybersecurity firm Infocyte. 2022 is shaping up to be another exciting year for Datto as we continue to help our MSP partners on their security journey with our new products ramping and more on the way.”
Fourth Quarter and Full Year 2021 Financial Results

(In Millions)	Q4 2021	Q4 2020	Y/Y Change	FY 2021	FY 2020	Y/Y Change
Subscription Revenue(1)	$153.2	$129.0	19%	$577.3	$485.3	19%
Total Revenue(1)	$164.3	$139.0	18%	$618.7	$518.8	19%
ARR(2)	$658.4	$542.8	21%	$658.4	$542.8	21%
Gross Margin	70%	69%	88 bps	71%	71%	45 bps
Non-GAAP Gross Margin(3)	72%	74%	(108 bps)	74%	73%	74 bps
Net Income	$5.7	$(7.2)	N/M	$51.4	$22.5	129%
Adjusted EBITDA(3)	$39.8	$40.8	(3)%	$175.4	$150.5	17%
Net Cash Provided by Operating Activities	$26.3	$34.6	(24)%	$125.4	$108.7	15%
Free Cash Flow(3)	$11.2	$22.7	(51)%	$78.1	$68.2	15%

1	Subscription and Total Revenue Y/Y percentage change includes benefits from favorable foreign exchange rates of approximately 25 basis points for the fourth quarter and 200 basis points for the full year.
2	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
3	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Recent Highlights

•Ended the quarter with more than 18,500 MSP partners, a net increase of 1,500 (+9%) from the previous year.
•Ended the quarter with average ARR per MSP of approximately $35,600, an increase of approximately $3,600 (+11%) from the previous year.
•Expanded the number of MSPs contributing over $100,000 ARR to 1,400, a 27% increase from 1,100 at December 31, 2020.
•Acquired cybersecurity company Infocyte, an innovator in Endpoint Detection and Response (EDR) technologies and Managed Detection and Response (MDR) services. The Infocyte team and technology augment Datto’s capabilities within the critical Protect, Detect, and Respond stages of the NIST security framework, and add to the Company’s rapidly expanding set of MSP-delivered security offerings.
•Released a tool for MSPs to combat the Apache Log4j vulnerability. This endpoint assessment software works with any Remote Monitoring and Management (RMM) solution and can uniquely enumerate potentially vulnerable systems, detect intrusion attempts, and inoculate Windows systems against Log4j attacks.
•In support of Datto’s growth strategy and commitment to the DACH region (Germany, Austria, and Switzerland), the Company announced a partnership with Infinigate, a leading Value-Added Distributor of cybersecurity solutions in Europe. Infinigate has a large customer base in DACH and will strengthen our sales efforts in the region and help attract new MSPs to Datto through a proven selling model.
•Announced that Brooke Cunningham has joined the Company as Datto’s Chief Marketing Officer and Emily Tabak Epstein has joined as General Counsel.

First Quarter and Full Year 2022 Financial Outlook
Datto is providing the following guidance for the first quarter and full-year 2022:

(In Millions)	Q1 2022 Outlook	FY 2022 Outlook
Total Revenue (1)	$168 - $169	$720 - $726
Y/Y growth as reported	16% - 17%	16% - 17%
Y/Y growth constant currency	17% - 18%	18% - 19%
Subscription Revenue (1)	$158 - $159	$676 - $682
Y/Y growth as reported	17% - 17%	17% - 18%
Y/Y growth constant currency	18% - 19%	18% - 19%
Adjusted EBITDA	$37 - $38	$163 - $168
Adjusted EBITDA margin	22%	23%

1
Subscription and Total Revenue guidance include foreign exchange rate assumptions which reduce Y/Y growth rates by approximately 150 basis points for the first quarter and 130 basis points for the full year and which are excluded in the constant currency growth rates.

Datto Fourth Quarter and Full-Year 2021 Results Conference Call
When: Wednesday, February 23, 2022
Time: 5:00 pm ET
Conference ID: 8751783
Live Call: 1-888-660-6179 (US/Canada Toll-Free) or 1-929-203-1946 (International)
Replay: 1-800-770-2030 (US/Canada Toll-Free) or 1-647-362-9199 (International)
(The replay will be available approximately two hours after the completion of the live call)
Webcast: https://investors.datto.com
About Datto
As the leading global provider of security and cloud-based software solutions purpose-built for Managed Service Providers (MSPs), Datto believes there is no limit to what small and medium businesses (SMBs) can achieve with the right technology. Datto’s proven Unified Continuity, Networking, Endpoint Management, and Business Management solutions drive cyber resilience, efficiency, and growth for MSPs. Delivered via an integrated platform, Datto’s solutions help its global ecosystem of MSP partners serve over one million businesses around the world. From proactive dynamic detection and prevention to fast, flexible recovery from cyber incidents, Datto’s solutions defend against costly downtime and data loss in servers, virtual machines, cloud applications, or anywhere data resides. Since its founding in 2007, Datto has won numerous awards for its product excellence, superior technical support, rapid growth, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in Australia, Canada, China, Denmark, Germany, Israel, the Netherlands, Singapore, and the United Kingdom.
Learn more at datto.com.
Forward-Looking Statements
This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our Annual Report on Form 10-K.
Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation expense, restructuring expense and transaction related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Subscription	$153,224	$128,978	$577,321	$485,326
Device	10,180	9,104	37,832	30,202
Professional services and other	850	910	3,504	3,257
Total revenue	164,254	138,992	618,657	518,785
Cost of revenue:
Subscription	24,818	23,677	90,162	84,463
Device	13,863	11,143	47,415	37,607
Professional services and other	1,538	1,845	6,059	6,244
Depreciation and amortization	8,917	6,144	32,712	21,890
Total cost of revenue	49,136	42,809	176,348	150,204
Gross profit	115,118	96,183	442,309	368,581
Operating expenses:
Sales and marketing	40,023	31,962	139,257	115,790
Research and development	31,209	30,932	107,899	78,932
General and administrative	27,570	26,279	106,478	85,668
Depreciation and amortization	6,917	6,623	26,471	27,223
Total operating expenses	105,719	95,796	380,105	307,613
Income from operations	9,399	387	62,204	60,968
Other expense:
Interest expense	22	1,758	455	25,348
Loss on extinguishment of debt	—	8,488	—	8,488
Other expense (income), net	163	(2,026)	387	(3,428)
Total other expense	185	8,220	842	30,408
Income (loss) before income taxes	9,214	(7,833)	61,362	30,560
Provision for income taxes	(3,467)	665	(9,928)	(8,062)
Net income (loss)	$5,747	$(7,168)	$51,434	$22,498

Net income per share attributable to common stockholders:
Basic	$0.04	$(0.05)	$0.32	$0.16
Diluted	$0.03	$(0.05)	$0.31	$0.16
Weighted-average shares used in computing net income per share:
Basic	163,210,116	154,968,918	162,048,828	140,404,763
Diluted	166,574,607	154,968,918	165,759,624	142,514,848

DATTO HOLDING CORP.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$221,421	$168,877
Restricted cash	1,319	1,536
Accounts receivable, net	12,870	13,946
Inventory	34,901	13,811
Prepaid expenses and other current assets	39,456	28,316
Total current assets	309,967	226,486
Property and equipment, net	106,577	91,876
Operating lease assets	31,003	—
Goodwill	1,141,726	1,120,954
Intangible assets, net	287,605	287,395
Other assets	85,313	66,560
Total assets	$1,962,191	$1,793,271

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$9,997	$7,574
Accrued expenses and other current liabilities	59,553	39,461
Deferred revenue	20,356	23,763
Total current liabilities	89,906	70,798
Deferred revenue, noncurrent	3,341	3,322
Deferred income taxes	24,955	18,947
Operating lease liabilities, noncurrent	31,332	—
Other long-term liabilities	715	11,736
Total liabilities	150,249	104,803
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	164	161
Additional paid-in capital	1,829,957	1,755,387
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(13,792)	(65,226)
Accumulated other comprehensive income	(766)	1,767
Total stockholders’ equity	1,811,942	1,688,468
Total liabilities and stockholders’ equity	$1,962,191	$1,793,271

DATTO HOLDING CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended December 31,
	2021	2020
OPERATING ACTIVITIES
Net income	$51,434	$22,498
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32,044	26,434
Amortization of acquired intangible assets	27,139	22,679
Loss on extinguishment of debt	—	8,488
Amortization of debt issuance costs	341	1,428
Reserve for inventory obsolescence	57	1,517
Non-cash operating lease expense	7,292	—
Stock-based compensation	48,909	33,460
Allowance for expected credit losses	367	6,217
Deferred income taxes	4,922	7,770
Unrealized foreign exchange	(1,303)	(1,204)
Changes in operating assets and liabilities:
Accounts receivable	1,598	769
Inventory	(21,186)	(2,826)
Prepaid expenses and other current assets	(11,487)	(7,498)
Other assets	(19,641)	(12,952)
Accounts payable, accrued expenses and other	8,391	3,073
Deferred revenue	(3,511)	(1,155)
Net cash provided by operating activities	125,366	108,698
INVESTING ACTIVITIES
Purchase of property and equipment	(47,237)	(40,466)
Acquisition of business, net of cash acquired	(45,486)	(4,371)
Net cash used in investing activities	(92,723)	(44,837)
FINANCING ACTIVITIES
Proceeds from debt	—	32,100
Repayments of debt and capital leases	(101)	(594,727)
Debt issuance costs	—	(1,178)
Proceeds from initial public offering, net of underwriting costs	—	641,643
Capitalized transaction costs	(684)	(5,256)
Proceeds from stock option exercises	22,510	3,150
Repurchase of common stock and settlement of stock-based payment awards	—	(53)
Net cash provided by financing activities	21,725	75,679
Effect of exchange rate changes on cash and cash equivalents	(2,041)	1,807
Net increase in cash and cash equivalents	52,327	141,347
Cash and cash equivalents and restricted cash, beginning of year	170,413	29,066
Cash and cash equivalents and restricted cash, end of period	$222,740	$170,413
Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$221,421	$168,877
Restricted cash	$1,319	$1,536
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$6,380	$890
Cash paid for interest	$133	$24,037
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$—	$17
Unpaid initial public offering costs in total current liabilities	$—	$684

DATTO HOLDING CORP.
Non-GAAP Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Subscription	$153,224	$128,978	$577,321	$485,326
Device	10,180	9,104	37,832	30,202
Professional services and other	850	910	3,504	3,257
Total revenue	164,254	138,992	618,657	518,785
Cost of revenue:
Subscription	23,681	19,703	85,860	79,909
Device	13,820	10,940	47,222	37,404
Professional services and other	1,489	1,427	5,859	5,687
Depreciation and amortization	6,180	4,646	23,261	16,867
Total cost of revenue	45,170	36,716	162,202	139,867
Gross profit	119,084	102,276	456,455	378,918
Operating expenses:
Sales and marketing	37,047	27,151	129,790	107,255
Research and development	25,047	18,457	84,480	64,393
General and administrative	23,367	20,478	89,997	73,649
Depreciation and amortization	2,496	2,173	8,783	9,567
Total operating expenses	87,957	68,259	313,050	254,864
Income from operations	31,127	34,017	143,405	124,054
Other expense:
Interest expense	22	1,758	455	25,348
Other expense (income), net	163	(2,026)	387	(3,428)
Total other expense (income)	185	(268)	842	21,920
Income before income taxes	30,942	34,285	142,563	102,134
Provision for income taxes	(7,736)	(8,571)	(35,641)	(25,534)
Net income	$23,206	$25,714	$106,922	$76,600

Net income per share attributable to common stockholders:
Basic	$0.14	$0.17	$0.66	$0.55
Diluted	$0.14	$0.16	$0.65	$0.54
Weighted-average shares used in computing net income per share:
Basic	163,210,116	154,968,918	162,048,828	140,404,763
Diluted	166,574,607	158,856,958	165,759,624	142,514,848

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$24,818	$23,677	$90,162	$84,463
Stock-based compensation expense	(1,137)	(3,974)	(4,302)	(4,092)
Restructuring expense	—	—	—	(462)
Non-GAAP subscription cost of revenue	$23,681	$19,703	$85,860	$79,909

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$13,863	$11,143	$47,415	$37,607
Stock-based compensation expense	(43)	(203)	(193)	(203)
Non-GAAP device gross cost of revenue	$13,820	$10,940	$47,222	$37,404

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,538	$1,845	$6,059	$6,244
Stock-based compensation expense	(49)	(418)	(200)	(418)
Restructuring expense	—	—	—	(139)
Non-GAAP professional services and other cost of revenue	$1,489	$1,427	$5,859	$5,687

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$8,917	$6,144	$32,712	$21,890
Amortization of acquired intangible assets	(2,737)	(1,498)	(9,451)	(5,023)
Non-GAAP depreciation and amortization in cost of revenue	$6,180	$4,646	$23,261	$16,867

Non-GAAP Cost of Revenue
GAAP cost of revenue	$49,136	$42,809	$176,348	$150,204
Amortization of acquired intangible assets	(2,737)	(1,498)	(9,451)	(5,023)
Stock-based compensation expense	(1,229)	(4,595)	(4,695)	(4,713)
Restructuring expense	—	—	—	(601)
Non-GAAP cost of revenue	$45,170	$36,716	$162,202	$139,867

Non-GAAP Gross Profit
GAAP gross profit	$115,118	$96,183	$442,309	$368,581
Amortization of acquired intangible assets	2,737	1,498	9,451	5,023
Stock-based compensation expense	1,229	4,595	4,695	4,713
Restructuring expense	—	—	—	601
Non-GAAP gross profit	$119,084	$102,276	$456,455	$378,918
Non-GAAP gross margin	72.5%	73.6%	73.8%	73.0%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$40,023	$31,962	$139,257	$115,790
Stock-based compensation expense	(2,976)	(4,811)	(9,467)	(6,614)
Restructuring expense	—	—	—	(1,921)
Non-GAAP sales and marketing expense	$37,047	$27,151	$129,790	$107,255
Non-GAAP sales and marketing as a % of revenue	22.6%	19.5%	21.0%	20.7%
Non-GAAP Research and Development
GAAP research and development expense	$31,209	$30,932	$107,899	$78,932
Stock-based compensation expense	(6,162)	(12,475)	(23,419)	(13,590)
Restructuring expense	—	—	—	(949)
Non-GAAP research and development expense	$25,047	$18,457	$84,480	$64,393
Non-GAAP research and development as a % of revenue	15.2%	13.3%	13.7%	12.4%
Non-GAAP General and Administrative
GAAP general and administrative expense	$27,570	$26,279	$106,478	$85,668
Stock-based compensation expense	(3,187)	(5,018)	(11,328)	(8,543)
Restructuring expense	—	—	—	(364)
Transaction related and other expense	(1,016)	(783)	(5,153)	(3,112)
Non-GAAP general and administrative expense	$23,367	$20,478	$89,997	$73,649
Non-GAAP general and administrative as a % of revenue	14.2%	14.7%	14.5%	14.2%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,917	$6,623	$26,471	$27,223
Amortization of acquired intangible assets	(4,421)	(4,450)	(17,688)	(17,656)
Non-GAAP depreciation and amortization in operating expense	$2,496	$2,173	$8,783	$9,567
Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.5%	1.6%	1.4%	1.8%
Non-GAAP Operating Expenses
GAAP operating expenses	$105,719	$95,796	$380,105	$307,613
Amortization of acquired intangible assets	(4,421)	(4,450)	(17,688)	(17,656)
Stock-based compensation expense	(12,325)	(22,304)	(44,214)	(28,747)
Restructuring expense	—	—	—	(3,234)
Transaction related and other expense	(1,016)	(783)	(5,153)	(3,112)
Non-GAAP operating expenses	$87,957	$68,259	$313,050	$254,864
Non-GAAP operating expenses as a % of revenue	53.5%	49.1%	50.6%	49.1%
Non-GAAP Income From Operations
GAAP income from operations	$9,399	$387	$62,204	$60,968
Amortization of acquired intangible assets	7,158	5,948	27,139	22,679
Stock-based compensation expense	13,554	26,899	48,909	33,460
Restructuring expense	—	—	—	3,835
Transaction related and other expense	1,016	783	5,153	3,112
Non-GAAP income from operations	$31,127	$34,017	$143,405	$124,054
Non-GAAP operating margin	19.0%	24.5%	23.2%	23.9%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Non-GAAP Net Income and Net Income Per Share
GAAP net income	$5,747	$(7,168)	$51,434	$22,498
GAAP provision for income taxes	3,467	(665)	9,928	8,062
GAAP income before income taxes	9,214	(7,833)	61,362	30,560
Loss on extinguishment of debt	—	8,488	—	8,488
Amortization of acquired intangible assets	7,158	5,948	27,139	22,679
Stock-based compensation expense	13,554	26,899	48,909	33,460
Restructuring expense	—	—	—	3,835
Transaction related and other expense	1,016	783	5,153	3,112
Non-GAAP provision for income taxes	(7,736)	(8,571)	(35,641)	(25,534)
Non-GAAP net income	$23,206	$25,714	$106,922	$76,600
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.14	$0.17	$0.66	$0.55
Diluted	$0.14	$0.16	$0.65	$0.54
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
Non-GAAP weighted-average shares used in computing net income per share, basic	163,210,116	154,968,918	162,048,828	140,404,763
Non-GAAP weighted-average shares used in computing net income per share, diluted	166,574,607	158,856,958	165,759,624	142,514,848

Adjusted EBITDA
GAAP net income	$5,747	$(7,168)	$51,434	$22,498
Interest and other expense, net	185	(268)	842	21,920
Loss on extinguishment of debt	—	8,488	—	8,488
Depreciation and amortization	15,834	12,767	59,183	49,113
Provision for income tax	3,467	(665)	9,928	8,062
Stock-based compensation expense	13,554	26,899	48,909	33,460
Restructuring expense	—	—	—	3,835
Transaction related and other expense	1,016	783	5,153	3,112
Adjusted EBITDA	$39,803	$40,836	$175,449	$150,488
Adjusted EBITDA margin	24.2%	29.4%	28.4%	29.0%

Free Cash Flow
GAAP net cash provided by operating activities	$26,257	$34,643	$125,366	$108,698
Less: Purchases of property and equipment	(15,067)	(11,947)	(47,237)	(40,466)
Free cash flow	$11,190	$22,696	$78,129	$68,232
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